SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Amendment No.1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 26, 2004

CASCADE CORPORATION
(Exact name of registrant as specified in charter)

Oregon	1-12557	93-0136592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 N.E. 201st Avenue
Fairview, Oregon 97024-9718
(Address of principal executive offices) (Zip Code)

(503) 669-6300
(Registrant’s telephone number, including area code)

                The diluted earnings per share for the six months ended July 31, 2004 in the Consolidated Statements of Income contained in the press release dated August 26, 2004 entitled “Cascade Corporation Announces Earnings of $0.51 Per Share For The Quarter Ended July 31, 2004” was reported as $1.15, instead of $1.16.  Accordingly, this Form 8-K/A is being filed to reflect the subsequent press release amending the diluted earnings per share shown for the six month period ended July 31, 2004.

Item 2.02.  Results of Operations and Financial Condition.

                On August 26, 2004, Cascade Corporation issued a press release amending the diluted earnings per share for the six month period ended July 31, 2004, shown in its prior press release of the same date.  The amending press release is included as Exhibit 99.1 to this Form 8-K/A.  This press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibits are included with this report:

                                99.1  Press release issued on August 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascade Corporation

By:	/s/ JOSEPH G. POINTER
Joseph G. Pointer
Secretary

Dated: September 1, 2004